UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2024 (April 30, 2024)

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 7, 2024, Apartment Income REIT Corp., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger with Apex Purchaser LLC, a Delaware limited liability company, Aries Purchaser LLC, a Delaware limited liability company, Astro Purchaser LLC, a Delaware limited liability company, and Astro Merger Sub, Inc., a Maryland corporation (the “Merger Agreement”), providing for the acquisition of the Company by affiliates of Blackstone Real Estate Partners X, subject to the terms and conditions set forth therein (the “Merger”).

In light of the Merger Agreement, on April 30, 2024, the board of directors of the Company cancelled the Company’s 2024 annual meeting of stockholders previously scheduled for June 14, 2024. Instead, the Company expects to hold a special meeting of its stockholders to vote upon the approval of the Merger on a date that will be publicly announced. The Company expects that the current members of its board of directors will continue as directors until the completion of the Merger.

If the Merger Agreement is terminated for any reason, the Company expects it will hold an annual meeting of stockholders in 2024.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the Merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	May 6, 2024	By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.

By: AIR-GP, Inc., its General Partner
By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer